UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2012

MPLX LP

(Exact name of Registrant as specified in its charter)

Delaware	001-35714	45-5010536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 E. Hardin Street

Findlay, Ohio 45840

(Address of principal executive offices, including zip code)

(419) 672-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 31, 2012, MPLX LP (the “Partnership”) completed its initial public offering (the “Offering”) of 19,895,000 common units representing limited partner interests in the Partnership (“Common Units”), which included 2,595,000 Common Units pursuant to the underwriters’ option to purchase additional Common Units, at $22.00 per Common Unit pursuant to a Registration Statement on Form S-1, as amended (File No. 333-182500), initially filed by the Partnership with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on July 2, 2012. The material provisions of the Offering are described in the prospectus, dated October 25, 2012, filed with the Commission on October 29, 2012, pursuant to Rule 424(b) under the Securities Act (the “Prospectus”).

Contribution, Conveyance and Assumption Agreement

The description of the Contribution Agreement (as defined below) provided below under Item 2.01 is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Omnibus Agreement

On October 31, 2012, in connection with the closing of the Offering, we entered into an Omnibus Agreement (the “Omnibus Agreement”) with our general partner, MPLX GP LLC (the “General Partner”), and Marathon Petroleum Corporation (“MPC”), Marathon Petroleum Company LP (“MPCLP”), MPL Investment LLC (“MPL Investment”), MPLX Operations LLC (the “Operating Company”), MPLX Terminal and Storage LLC (“MTS”), MPLX Pipe Line Holdings LP (“Pipe Line Holdings”), Marathon Pipe Line LLC (“MPL”) and Ohio River Pipe Line LLC (“ORPL”), that addresses the following matters:

•

our payment of an annual amount to MPC, initially in the amount of approximately $31.8 million, for the provision of certain general and administrative services by MPC and its affiliates, which annual amount includes a fixed annual fee of approximately $3.5 million for the provision of certain executive management services by certain officers of our general partner. Other portions of this annual amount will be based on the costs actually incurred by MPC and its affiliates in providing the services, except for the portion of the annual amount attributable to marketing and transportation engineering services, which will be based on the amounts actually incurred by MPC and its affiliates plus 6.0% of such costs;

•

our obligation to reimburse MPC and its affiliates for any out-of-pocket costs and expenses incurred by MPC in providing general and administrative services (which reimbursement is in addition to certain expenses of our general partner and its affiliates that are reimbursed under our partnership agreement), as well as any other out-of-pocket expenses incurred by MPC and its affiliates on our behalf;

•

an indemnity by wholly owned subsidiaries of MPC for certain environmental and other liabilities, and our obligation to indemnify MPC and its subsidiaries for events and conditions associated with the operation of our assets that occur after the closing of this offering and for environmental liabilities related to our assets to the extent MPC is not required to indemnify us; and

•	the granting of a license from MPC to us with respect to the use of certain MPC trademarks and the granting of a license from us to MPC with respect to the use of certain Partnership trademarks.

So long as MPC controls our general partner, the Omnibus Agreement will remain in full force and effect. If MPC ceases to control our general partner, either party may terminate the Omnibus Agreement, provided that the indemnification obligations will remain in full force and effect in accordance with their terms.

The foregoing description is not complete and is qualified in its entirety by reference to the Omnibus Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Operating Agreement

On October 31, 2012, in connection with the closing of the Offering, MPCLP and MPL amended and restated their existing Agreement for Operating Services and entered into an Amended and Restated Operating Agreement (as amended and restated, the “Operating Agreement”) under which MPL will receive an annual $11.2 million operating fee for operating certain MPCLP wholly owned crude oil and product pipeline systems. Under the Operating Agreement, MPCLP will generally reimburse MPL for all direct and indirect costs associated with operating the assets and providing such operational services. The Operating Agreement has an initial term of fourteen months and will automatically renew for additional one-year terms.

The foregoing description is not complete and is qualified in its entirety by reference to the Operating Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Patoka to Lima Crude System Transportation Services Agreement

On October 31, 2012, in connection with the closing of the Offering, MPL entered into a transportation services agreement (the “Patoka to Lima Crude System Transportation Services Agreement”) with MPCLP under which MPL will charge MPCLP, at the applicable FERC tariff rates, for transporting crude oil from Patoka, Illinois and any new or existing connections, including any injection and truck unloading points, along our Patoka to Lima pipeline system. MPCLP will be obligated to transport on this pipeline system each quarter an average of at least the lesser of: (1) 40 mbpd of light equivalent crude oil and (2) 290 mbpd of light equivalent crude oil minus all third-party shipments of light equivalent crude oil on the system, each quarter on this pipeline system. If MPCLP fails to transport its minimum throughput volumes during any quarter, then MPCLP will pay us a deficiency payment equal to the volume of the deficiency multiplied by the tariff rate then in effect (the “quarterly deficiency payment”). The amount of any quarterly deficiency payment paid by MPCLP may be applied as a credit for any volumes transported on the applicable pipeline system in excess of MPCLP’s minimum volume commitment during any of the succeeding four quarters, after which time any unused credits will expire. Upon the expiration or termination of the Patoka to Lima Crude System Transportation Services Agreement, MPCLP will have the opportunity to apply any remaining credit amounts until the completion of the succeeding four quarter period, without regard to the minimum volume commitment under the agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the Patoka to Lima Crude System Transportation Services Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Catlettsburg and Robinson Crude System Transportation Services Agreement

On October 31, 2012, in connection with the closing of the Offering, MPL entered into a transportation services agreement (the “Catlettsburg and Robinson Crude System Transportation Services Agreement”) with MPCLP under which MPL will charge MPCLP, at the applicable FERC tariff rates, for transporting crude oil from:

•

Patoka, Illinois and any new or existing connections, including any injection and truck unloading points, along our Patoka to Robinson pipeline extending from Patoka, Illinois to MPCLP’s Robinson refinery; and

•

Patoka, Illinois and any new or existing connections, including any injection and truck unloading points, along our Patoka to Owensboro to Catlettsburg pipeline extending from Patoka to MPCLP’s Catlettsburg refinery.

MPCLP will be obligated to transport each quarter an average of at least 380 mbpd of light equivalent crude oil from origin points at Patoka, Owensboro or other connections on this pipeline system to MPCLP’s Robinson or Catlettsburg refineries. If MPCLP fails to transport its minimum throughput volumes during any quarter, then MPCLP will pay us a quarterly deficiency payment. The amount of any quarterly deficiency payment paid by MPCLP may be applied as a credit for any volumes transported on the applicable pipeline system in excess of MPCLP’s minimum volume commitment during any of the succeeding four quarters, after which time any unused credits will expire. Upon the expiration or termination of the Catlettsburg and Robinson Crude System Transportation Services Agreement, MPCLP will have the opportunity to apply any remaining credit amounts until the completion of the succeeding four quarter period, without regard to the minimum volume commitment under the agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the Catlettsburg and Robinson Crude System Transportation Services Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Detroit Crude System Transportation Services Agreement

On October 31, 2012, in connection with the closing of the Offering, MPL entered into a transportation services agreement (the “Detroit Crude System Transportation Services Agreement”) with MPCLP under which MPL will charge MPCLP, at the applicable FERC tariff rates, for transporting crude oil from:

•

Samaria, Michigan and any new or existing connections, including any injection and truck unloading points, along our Samaria to Detroit pipeline extending from Samaria, Michigan to MPCLP’s Detroit refinery; and

•

Romulus, Michigan and any new or existing connections, including any injection and truck unloading points, along our Romulus to Detroit pipeline extending from Romulus, Michigan to MPCLP’s Detroit refinery.

MPCLP will be obligated to transport each quarter an average of at least 155 mbpd of light equivalent crude oil from origin points at Samaria, Romulus or other connections on this pipeline system to MPCLP’s Detroit refinery. If MPCLP fails to transport its minimum throughput volumes during any quarter, then MPCLP will pay us a quarterly deficiency payment. The amount of any quarterly deficiency payment paid by MPCLP may be applied as a credit for any volumes transported on the applicable pipeline system in excess of MPCLP’s minimum volume commitment during any of the succeeding four quarters, after which time any unused credits will expire. Upon the expiration or termination of the Detroit Crude System Transportation Services Agreement, MPCLP will have the opportunity to apply any remaining credit amounts until the completion of the succeeding four quarter period, without regard to the minimum volume commitment under the agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the Detroit Crude System Transportation Services Agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Wood River to Patoka Crude System Transportation Services Agreement

On October 31, 2012, in connection with the closing of the Offering, MPL entered into a transportation services agreement (the “Wood River to Patoka Crude System Transportation Services Agreement”) with MPCLP under which MPL will charge MPCLP, at the applicable FERC tariff rates, for transporting crude oil from:

•	Wood River, Illinois and any new or existing connections, including any injection and truck unloading points, along our pipeline extending from Wood River to Patoka, Illinois; and

•	Roxanna, Illinois and any new or existing connections, including any injection and truck unloading points, along our pipeline extending from Roxanna, Illinois to Patoka.

MPCLP will be obligated to transport on this pipeline system each quarter an average of at least the lesser of: (1) 130 mbpd of light equivalent crude oil and (2) 279 mbpd light equivalent crude oil minus all third-party shipments of light equivalent crude oil on the system. If MPCLP fails to transport its minimum throughput volumes during any quarter, then MPCLP will pay us a quarterly deficiency payment. The amount of any quarterly deficiency payment paid by MPCLP may be applied as a credit for any volumes transported on the applicable pipeline system in excess of MPCLP’s minimum volume commitment during any of the succeeding eight quarters, after which time any unused credits will expire. Upon the expiration or termination of the Wood River to Patoka Crude System Transportation Services Agreement, MPCLP will have the opportunity to apply any remaining credit amounts until the completion of the succeeding eight quarter period, without regard to the minimum volume commitment under the agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the Wood River to Patoka Crude System Transportation Services Agreement, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Garyville Products System Transportation Services Agreement

On October 31, 2012, in connection with the closing of the Offering, MPL entered into a transportation services agreement (the “Garyville Products System Transportation Services Agreement”) with MPCLP under which MPL will charge MPCLP, at the applicable FERC tariff rates, for transporting products from Garyville, Louisiana and any new or existing connections, including any injection and truck unloading points, on our Garyville pipeline system to Baton Rouge and Zachary, Louisiana. MPCLP will be obligated to transport an average each quarter of at least 300 mbpd of products from MPCLP’s Garyville refinery to Baton Rouge or Zachary, and an average each quarter of at least 80 mbpd of products from tankage at Zachary to the Colonial Pipeline in Zachary. Our tariff rates on this pipeline system are market-based. If MPCLP fails to transport its minimum throughput volumes during any quarter, then MPCLP will pay us a quarterly deficiency payment. The amount of any quarterly deficiency payment paid by MPCLP may be applied as a credit for any volumes transported on the applicable pipeline system in excess of MPCLP’s minimum volume commitment during any of the succeeding four quarters, after which time any unused credits will expire. Upon the expiration or termination of the Garyville Products System Transportation Services Agreement, MPCLP will have the opportunity to apply any remaining credit amounts until the completion of the succeeding four quarter period, without regard to the minimum volume commitment under the agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the Garyville Products System Transportation Services Agreement, which is filed as Exhibit 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Texas City Products System Transportation Services Agreement

On October 31, 2012, in connection with the closing of the Offering, MPL entered into a transportation services agreement (the “Texas City Products System Transportation Services Agreement”) with MPCLP under which MPL will charge MPCLP, at the applicable FERC tariff rates, for transporting products on our Texas City pipeline system from Texas City to Pasadena, Texas and from storage tanks at Pasadena to connecting pipeline carriers. MPCLP will be obligated to transport an average each quarter of at least 81 mbpd of products from origin points at Texas City to Pasadena, and an average each quarter of at least 61 mbpd of products from storage tanks at Pasadena to connecting pipeline carriers. Our tariff rates on this pipeline system are market-based. If MPCLP fails to transport its minimum throughput volumes during any quarter, then MPCLP will pay us a quarterly deficiency payment. The amount of any quarterly deficiency payment paid by MPCLP may be applied as a credit for any volumes transported on the applicable pipeline system in excess of MPCLP’s minimum volume commitment during any of the succeeding four quarters, after which time any unused credits will expire. Upon the expiration or termination of the Texas City Products System Transportation Services Agreement, MPCLP will have the opportunity to apply any remaining credit amounts until the completion of the succeeding four quarter period, without regard to the minimum volume commitment under the agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the Texas City Products System Transportation Services Agreement, which is filed as Exhibit 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

ORPL Products System Transportation Services Agreement

On October 31, 2012, in connection with the closing of the Offering, ORPL entered into a transportation services agreement (the “ORPL Products System Transportation Services Agreement”) with MPCLP under which ORPL will charge MPCLP, at the applicable FERC tariff rates, for transporting products from:

•

MPCLP’s Catlettsburg refinery and any new or existing connections, including any injection and truck unloading points, along our pipeline segment extending from Kenova, West Virginia to Columbus, Ohio;

•

MPCLP’s Canton refinery and any new or existing connections, including any injection and truck unloading points, along our Canton to Heath pipeline segments extending from MPCLP’s Canton refinery to East Sparta, Ohio;

•

East Sparta, Ohio and any new or existing connections, including any injection and truck unloading points, along our pipeline segments extending from East Sparta to Heath, Ohio and East Sparta to West Point, Ohio to Midland, Pennsylvania; and

•	Heath, Ohio and any new or existing connections along our pipeline segments extending from Heath to Findlay, Ohio and Heath to Columbus, Ohio to Dayton, Ohio.

MPCLP will be obligated to transport an average of at least: 48 mbpd of products each quarter on the Kenova to Columbus pipeline segment; 10 mbpd of products each quarter on the Columbus to Dayton pipeline segment; four mbpd of products each quarter on the Heath to Findlay and Findlay to Heath pipeline segment; six mbpd of products each quarter on the Columbus to Heath or Heath to Columbus pipeline segment; 32 mbpd of products each quarter on the Canton to East Sparta or East Sparta to Canton pipeline segment; eight mbpd of products each quarter on the East Sparta to Heath or Heath to East Sparta pipeline segment; 13 mbpd of products each quarter on the East Sparta to Midland or Midland to East Sparta pipeline segment and seven mbpd of products each quarter on the East Sparta to West Point pipeline segment or Midland to West Point pipeline segment. Once MPCLP has satisfied its minimum throughput commitment on any of the pipeline segments for any quarter, all excess volumes shipped by MPCLP on those segments will be at a reduced incentive tariff rate.

If MPCLP fails to transport its minimum throughput volumes during any quarter, then MPCLP will pay us a quarterly deficiency payment. The amount of any quarterly deficiency payment paid by MPCLP may be applied as a credit for any volumes transported on the applicable pipeline system in excess of MPCLP’s minimum volume commitment during any of the succeeding four quarters, after which time any unused credits will expire. Upon the expiration or termination of the ORPL Products System Transportation Services Agreement, MPCLP will have the opportunity to apply any remaining credit amounts until the completion of the succeeding four quarter period, without regard to the minimum volume commitment under the agreement

The foregoing description is not complete and is qualified in its entirety by reference to the ORPL Products System Transportation Services Agreement, which is filed as Exhibit 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

Robinson Products System Transportation Services Agreement

On October 31, 2012, in connection with the closing of the Offering, MPL entered into a transportation services agreement (the “Robinson Products System Transportation Services Agreement”) with MPCLP under which MPL will charge MPCLP, at the applicable FERC tariff rates, for transporting products from:

•

MPCLP’s Robinson refinery and any new or existing connections, including any injection and truck unloading points, along our pipeline segments extending from Robinson to Lima, Ohio, Robinson to Louisville, Kentucky, Robinson to Champaign to Griffith, Indiana, Robinson to Brownsburg Junction, Indiana and Robinson to Mt. Vernon, Indiana;

•

Wood River, Illinois and any new or existing connections, including any injection and truck unloading points, along our pipeline segments extending from Wood River to Clermont, Indiana and Wood River to Champaign to Griffith; and

•	Martinsville, Illinois to any available destination on the pipeline system for volumes that are delivered to Martinsville from our pipeline segment extending from Dieterich, Illinois to Martinsville.

MPCLP will be obligated to transport an average of at least 209 mbpd of products each quarter in the aggregate from origin points at Robinson, Wood River and Martinsville for volumes delivered from the Dieterich to Martinsville pipeline segment, as well as other connection points on this pipeline system. If MPCLP fails to transport its minimum throughput volumes during any quarter, then MPCLP will pay us a quarterly deficiency payment. The amount of any quarterly deficiency payment paid by MPCLP may be applied as a credit for any volumes transported on the applicable pipeline system in excess of MPCLP’s minimum volume commitment during any of the succeeding four quarters, after which time any unused credits will expire. Upon the expiration or termination of the Robinson Products System Transportation Services Agreement, MPCLP will have the opportunity to apply any remaining credit amounts until the completion of the succeeding four quarter period, without regard to the minimum volume commitment under the agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the Robinson Products System Transportation Services Agreement, which is filed as Exhibit 10.11 to this Current Report on Form 8-K and incorporated herein by reference.

Wood River Barge Dock Transportation Services Agreement

On October 31, 2012, in connection with the closing of the Offering, MPL entered into a transportation services agreement (the “Wood River Barge Dock Transportation Services Agreement”) with MPCLP under which MPL will charge MPCLP, at the applicable FERC tariff rates, for transporting crude oil or products over our dock at Wood

River, Illinois to or from barges supplied by MPCLP. MPCLP will be obligated to transport an average of at least the lesser of (1) 40 mbpd of crude oil and products and (2) 60 mbpd of crude oil and products minus all third-party shipments of light equivalent crude oil and products handled each quarter at this facility. If MPCLP fails to transport its minimum throughput volumes during any quarter, then MPCLP will pay us a quarterly deficiency payment. The amount of any quarterly deficiency payment paid by MPCLP may be applied as a credit for any volumes transported on the applicable pipeline system in excess of MPCLP’s minimum volume commitment during any of the succeeding eight quarters, after which time any unused credits will expire. Upon the expiration or termination of the Wood River Barge Dock Transportation Services Agreement, MPCLP will have the opportunity to apply any remaining credit amounts until the completion of the succeeding eight quarter period, without regard to the minimum volume commitment under the agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the Wood River Barge Dock Transportation Services Agreement, which is filed as Exhibit 10.12 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships

Each of the Partnership, the General Partner, MPCLP, the Operating Company, MPC Investment LLC, MPLX Logistics Holdings LLC (“Logistics Holdings”), MPL, MPL Investment, MTS, Pipe Line Holdings and ORPL is a direct or indirect subsidiary of MPC. As a result, certain individuals, including officers and directors of MPC and the General Partner, serve as officers and/or directors of more than one of such other entities. As described in Item 2.01 below, the General Partner, as the general partner of the Partnership, holds 1,508,225 general partner units of the Partnership, which represents a 2% general partner interest in the Partnership and MPC, through Logistics Holdings, holds 17,056,515 Common Units and 36,951,515 subordinated units of the Partnership (“Subordinated Units”), which represent an approximate 71.6% limited partner interest in the Partnership.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Contribution, Conveyance and Assumption Agreement

On October 31, 2012, in connection with the closing of the Offering, the Partnership entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with the General Partner, the Operating Company, MPC Investment LLC, Logistics Holdings, MPL, MPL Investment, Pipe Line Holdings and ORPL. Immediately prior to the closing of the Offering, the following transactions, among others, occurred pursuant to the Contribution Agreement:

•

MPC Investment LLC contributed to the General Partner, as a capital contribution, a limited liability company interest in the Operating Company with a value equal to 2.0% of the equity value of the Partnership immediately after the closing of the Offering;

•

the General Partner contributed to the Partnership, as a capital contribution, its limited liability company interest in the Operating Company in exchange for (a) 1,508,225 general partner units representing an aggregate 2% general partner interest in the Partnership and (b) all the incentive distribution rights of the Partnership;

•

MPLX Logistics Holdings LLC contributed to the Partnership, as a capital contribution, its remaining limited liability company interest in the Operating Company in exchange for (a) 19,651,515 Common Units representing a 26.1% limited partner interest in the Partnership, (b) 36,951,515 Subordinated Units, representing a 49.0% limited partner interest in the Partnership and (c) the right to receive approximately $149 million in proceeds from the Offering to reimburse Logistics Holdings for certain capital expenditures incurred by Logistics Holdings with respect to the assets contributed by Logistics Holdings to the Partnership; and

•

The net proceeds from the exercise by the underwriters of their option to purchase additional Common Units from us in the Offering were used to redeem 2,595,000 Common Units from Logistics Holdings at a price per Common Unit equal to the proceeds per Common Unit in the Offering before expenses but after deducting underwriting discounts and the structuring fee, as described in the Prospectus under the section entitled “Use of Proceeds,” which is incorporated herein by reference.

These transfers and distributions were made in a series of steps outlined in the Contribution Agreement. The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The description in Item 2.01 above of the issuance by the Partnership on October 31, 2012 in connection with the consummation of the transactions contemplated by the Contribution Agreement is incorporated in this Item 3.02 by reference. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(2) thereof. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Each of the Subordinated Units granted under the Contribution Agreement will convert into one Common Unit and then will participate pro rata with the other Common Units in distributions of available cash at the end of the subordination period. Unless earlier terminated pursuant to the terms of our Partnership Agreement (as defined below), the subordination period will extend until the first business day of any quarter beginning after December 31, 2015, that the Partnership meets the financial tests set forth in the Partnership Agreement, but may end sooner if the Partnership meets additional financial tests. The description of the subordination period contained in the section entitled “Provisions of our Partnership Agreement Relating to Cash Distributions—Subordinated Units and Subordination Period” of the Prospectus is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Directors

Effective with the closing of the Offering on October 31, 2012, David A. Daberko, John P. Surma, Dan D. Sandman and C. Richard Wilson became members of the Board of Directors of our General Partner (the “Board”). Mr. Sandman and Mr. Wilson also became members of the Board’s Audit Committee as well as the Board’s Conflicts Committee. Mr. Wilson will serve as Chair of the Audit Committee.

Effective with the closing of the Offering on October 31, 2012, pursuant to the 2012 MPLX LP Incentive Compensation Plan, Messrs. Daberko, Surma, Sandman and Wilson, as non-employee directors, received a compensation package having an annual value equal to $125,000 and payable as follows:

•	50% in the form of a cash retainer, payable in equal quarterly installments of $15,625 (at the commencement of each calendar quarter); and

•

50% in the form of a phantom unit award (granted at the commencement of each calendar quarter) covering a number of units having a value (based on the closing price of our Common Units on the date of grant) equal to $15,625. The phantom unit awards are not subject to any risk of forfeiture once granted and are automatically deferred until and settled in Common Units at the time the non-employee director separates from service on the board or upon his death.

Effective with the closing of the Offering on October 31, 2012, Messrs. Daberko, Surma, Sandman and Wilson each received a prorated cash payment and a prorated phantom unit award reflecting the period of time remaining in their initial partial quarter of service.

In addition, as the Chair of the Audit Committee, Mr. Wilson will receive an additional annual retainer of $15,000, payable in cash in equal quarterly installments at the commencement of each calendar quarter.

Further, Messrs. Daberko, Surma, Sandman and Wilson will each be indemnified for his actions associated with being a director to the fullest extent permitted under Delaware law and will be reimbursed for all expenses incurred in attending to his duties as a director.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

First Amended and Restated Agreement of Limited Partnership of MPLX LP

On October 31, 2012, in connection with the closing of the Offering, the Partnership amended and restated its Agreement of Limited Partnership and entered into the First Amended and Restated Agreement of Limited Partnership of MPLX LP (as amended and restated, the “Partnership Agreement”). A description of the Partnership Agreement is contained in the Prospectus in the section entitled “Our Partnership Agreement” and incorporated herein by reference.

The foregoing description is not complete and is qualified in its entirety by reference to the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Agreement of Limited Partnership of MPLX Pipe Line Holdings LP

On October 31, 2012, in connection with the closing of the Offering, Pipe Line Holdings amended and restated its Agreement of Limited Partnership and entered into the Amended and Restated Agreement of Limited Partnership of MPLX Pipe Line Holdings LP (as amended and restated, the “Pipe Line Holdings Partnership Agreement”). Pursuant to the Pipe Line Holdings Partnership Agreement, the Operating Company owns a 51% general partner interest in Pipe Line Holdings and MPL Investment owns a 49% limited partner interest in Pipe Line Holdings. Generally, profits and losses will be allocated among the partners of Pipe Line Holdings in proportion to their respective percentage partnership interests. Pipe Line Holdings is required to distribute all distributable cash to its partners on a pro rata basis within 45 days following the end of each quarter. Each partner of Pipe Line Holdings will receive a pro rata portion of distributable cash based on such partner’s respective percentage partnership interests. No partner of Pipe Line Holdings may withdraw capital or receive distributions from Pipe Line Holdings except as provided in the Pipe Line Holdings Partnership Agreement. The management of the business and affairs of Pipe Line Holdings is vested solely in the Operating Company as the general partner of Pipe Line Holdings and no limited partner is entitled to any management power over the business and affairs of Pipe Line Holdings. Notwithstanding the foregoing, the unanimous approval of all partners of Pipe Line Holdings is required for the following:

•	any reorganization, merger, consolidation or similar transaction or the sale of all or substantially all of Pipe Line Holdings’ assets;

•

the creation of any new class of partnership interests, issuance of additional partnership interests or the issuance of any security that is convertible into or exchangeable for a partnership interest;

•	the admission or withdrawal of any partner of Pipe Line Holdings other than pursuant to the Pipe Line Holdings Partnership Agreement;

•	causing or permitting Pipe Line Holdings to file an application for bankruptcy;

•	any modification to the amount, timing, frequency or method of calculation of distributions to partners;

•

(i) approval of any distribution in kind of Pipe Line Holdings’ assets to partners; (ii) approval of any distribution in kind of Pipe Line Holdings’ cash and property on a non-pro rata basis; and (iii) the determination of the value assigned to distribution of property in kind; and

•	the making of any additional capital contributions to Pipe Line Holdings;

•	any other matter expressly requiring the approval of all partners.

Third parties will be entitled to rely upon the power and authority of the Operating Company, as the general partner of Pipe Line Holdings, to act on behalf of Holdings. No partner may transfer any part of its partner interests without first obtaining the written approval of the other partners. However, in the event a partner is party to a merger, consolidation, or similar transaction, such partner may transfer all or part of its partner interests to such other person without the approval of the other partners. Except in connection with a permitted transfer, no partner may resign or withdraw as a partner from Pipe Line Holdings without the consent of the other partners.

The foregoing description is not complete and is qualified in its entirety by reference to the Pipe Line Holdings Partnership Agreement, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	First Amended and Restated Agreement of Limited Partnership of MPLX LP, dated October 31, 2012.

3.2	Amended and Restated Agreement of Limited Partnership of MPLX Pipe Line Holdings LP, dated October 31, 2012.

10.1	Contribution, Conveyance and Assumption Agreement, dated as of October 31, 2012, among MPLX LP, MPLX GP LLC, MPLX Operations LLC, MPC Investment LLC, MPLX Logistics Holdings LLC, Marathon Pipe Line LLC, MPL Investment LLC, MPLX Pipe Line Holdings LP and Ohio River Pipe Line LLC.

10.2	Omnibus Agreement, dated as of October 31, 2012, among Marathon Petroleum Corporation, Marathon Petroleum Company LP, MPL Investment LLC, MPLX Operations LLC, MPLX Terminal and Storage LLC, MPLX Pipe Line Holdings LP, Marathon Pipe Line LLC, Ohio River Pipe Line LLC, MPLX LP and MPLX GP LLC.

10.3	Amended and Restated Operating Agreement, dated as of October 31, 2012, between Marathon Petroleum Company LP and Marathon Pipe Line LLC.

10.4	Transportation Services Agreement (Patoka to Lima Crude System), dated as of October 31, 2012, between Marathon Petroleum Company LP and Marathon Pipe Line LLC.

10.5	Transportation Services Agreement (Catlettsburg and Robinson Crude System), dated as of October 31, 2012, between Marathon Petroleum Company LP and Marathon Pipe Line LLC.

10.6	Transportation Services Agreement (Detroit Crude System), dated as of October 31, 2012, between Marathon Petroleum Company LP and Marathon Pipe Line LLC.

10.7	Transportation Services Agreement (Wood River to Patoka Crude System), dated as of October 31, 2012, between Marathon Petroleum Company LP and Marathon Pipe Line LLC.

10.8	Transportation Services Agreement (Garyville Products System), dated as of October 31, 2012, between Marathon Petroleum Company LP and Marathon Pipe Line LLC.

10.9	Transportation Services Agreement (Texas City Products System), dated as of October 31, 2012, between Marathon Petroleum Company LP and Marathon Pipe Line LLC.

10.10	Transportation Services Agreement (ORPL Products System), dated as of October 31, 2012, between Marathon Petroleum Company LP and Ohio River Pipe Line LLC.

10.11	Transportation Services Agreement (Robinson Products System), dated as of October 31, 2012, between Marathon Petroleum Company LP and Marathon Pipe Line LLC.

10.12	Transportation Services Agreement (Wood River Barge Dock), dated as of October 31, 2012, between Marathon Petroleum Company LP and Marathon Pipe Line LLC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 6, 2012

MPLX LP

By:	MPLX GP LLC, its General Partner

By:	/s/ J. Michael Wilder
J. Michael Wilder Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit Number	Description

3.1	First Amended and Restated Agreement of Limited Partnership of MPLX LP, dated October 31, 2012.

3.2	Amended and Restated Agreement of Limited Partnership of MPLX Pipe Line Holdings LP, dated October 31, 2012.

10.1	Contribution, Conveyance and Assumption Agreement, dated as of October 31, 2012, among MPLX LP, MPLX GP LLC, MPLX Operations LLC, MPC Investment LLC, MPLX Logistics Holdings LLC, Marathon Pipe Line LLC, MPL Investment LLC, MPLX Pipe Line Holdings LP and Ohio River Pipe Line LLC.

10.2	Omnibus Agreement, dated as of October 31, 2012, among Marathon Petroleum Corporation, Marathon Petroleum Company LP, MPL Investment LLC, MPLX Operations LLC, MPLX Terminal and Storage LLC, MPLX Pipe Line Holdings LP, Marathon Pipe Line LLC, Ohio River Pipe Line LLC, MPLX LP and MPLX GP LLC.

10.3	Amended and Restated Operating Agreement, dated as of October 31, 2012, between Marathon Petroleum Company LP and Marathon Pipe Line LLC.

10.4	Transportation Services Agreement (Patoka to Lima Crude System), dated as of October 31, 2012, between Marathon Petroleum Company LP and Marathon Pipe Line LLC.

10.5	Transportation Services Agreement (Catlettsburg and Robinson Crude System), dated as of October 31, 2012, between Marathon Petroleum Company LP and Marathon Pipe Line LLC.

10.6	Transportation Services Agreement (Detroit Crude System), dated as of October 31, 2012, between Marathon Petroleum Company LP and Marathon Pipe Line LLC.

10.7	Transportation Services Agreement (Wood River to Patoka Crude System), dated as of October 31, 2012, between Marathon Petroleum Company LP and Marathon Pipe Line LLC.

10.8	Transportation Services Agreement (Garyville Products System), dated as of October 31, 2012, between Marathon Petroleum Company LP and Marathon Pipe Line LLC.

10.9	Transportation Services Agreement (Texas City Products System), dated as of October 31, 2012, between Marathon Petroleum Company LP and Marathon Pipe Line LLC.

10.10	Transportation Services Agreement (ORPL Products System), dated as of October 31, 2012, between Marathon Petroleum Company LP and Ohio River Pipe Line LLC.

10.11	Transportation Services Agreement (Robinson Products System), dated as of October 31, 2012, between Marathon Petroleum Company LP and Marathon Pipe Line LLC.

10.12	Transportation Services Agreement (Wood River Barge Dock), dated as of October 31, 2012, between Marathon Petroleum Company LP and Marathon Pipe Line LLC.